CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal <= 50K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	49,971	0.3	8.64	47.6	500
501 - 520	2	91,693	0.5	8.41	80.0	511
521 - 540	13	535,393	2.9	8.67	52.8	531
541 - 560	15	612,285	3.3	8.83	69.1	553
561 - 580	44	1,075,375	5.8	10.12	82.6	574
581 - 600	104	2,551,793	13.8	10.39	91.4	591
601 - 620	127	4,061,491	21.9	10.45	96.3	609
621 - 640	104	3,226,114	17.4	10.06	94.6	630
641 - 660	76	2,401,846	13.0	9.58	94.1	651
661 - 680	58	1,900,262	10.3	9.38	99.0	669
681 - 700	26	874,209	4.7	9.42	99.8	689
701 - 720	14	448,570	2.4	9.45	99.4	710
721 - 740	10	342,885	1.9	9.77	99.9	726
741 - 760	6	241,382	1.3	8.74	95.9	754
761 - 780	1	26,975	0.1	9.73	96.9	769
781 - 800	2	68,836	0.4	7.78	39.3	791
Total:	603	18,509,080	100.0	9.89	92.2	626

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 50-100K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	83,962	0.1	9.95	70.0	500
501 - 520	37	2,968,496	2.9	8.84	76.4	511
521 - 540	65	4,976,702	4.9	8.64	74.7	531
541 - 560	78	5,906,870	5.8	8.31	75.5	550
561 - 580	127	9,658,225	9.5	8.51	81.0	571
581 - 600	247	19,105,307	18.8	7.70	82.0	590
601 - 620	198	15,408,253	15.2	7.72	81.9	610
621 - 640	188	14,815,720	14.6	7.81	83.5	630
641 - 660	141	10,598,383	10.5	7.86	86.1	650
661 - 680	88	6,873,672	6.8	8.15	88.9	670
681 - 700	56	4,378,962	4.3	7.59	84.5	690
701 - 720	35	2,750,601	2.7	8.28	90.0	709
721 - 740	26	1,890,728	1.9	7.88	88.2	729
741 - 760	11	882,519	0.9	7.68	88.9	752
761 - 780	9	727,421	0.7	6.93	79.9	768
781 - 800	5	385,461	0.4	7.36	74.8	790
Total:	1,312	101,411,281	100.0	7.97	82.5	615

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 100-150K	Loans	Balance	Balance	%	%	FICO
481 - 500	4	506,481	0.2	8.56	74.1	496
501 - 520	53	6,675,905	3.2	8.85	73.9	512
521 - 540	78	9,785,189	4.7	8.19	74.1	530
541 - 560	87	10,803,717	5.2	7.99	75.5	550
561 - 580	145	18,143,637	8.8	7.88	81.5	571
581 - 600	274	33,852,182	16.4	7.33	82.1	590
601 - 620	240	29,506,537	14.3	7.15	81.7	611
621 - 640	249	31,114,368	15.1	7.16	81.0	630
641 - 660	223	27,621,104	13.4	7.04	80.9	649
661 - 680	121	15,443,936	7.5	7.34	85.4	668
681 - 700	81	10,223,408	5.0	7.10	81.6	690
701 - 720	38	4,711,487	2.3	7.21	82.2	709
721 - 740	23	2,806,970	1.4	7.07	84.8	731
741 - 760	19	2,452,271	1.2	6.73	83.7	749
761 - 780	13	1,643,675	0.8	6.86	82.7	769
781 - 800	5	612,410	0.3	6.86	82.9	785
801 - 820	1	131,761	0.1	6.50	75.9	811
Total:	1,654	206,035,037	100.0	7.38	80.9	617

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 150-200K	Loans	Balance	Balance	%	%	FICO
481 - 500	5	885,249	0.4	8.41	69.8	500
501 - 520	54	9,515,863	4.1	8.40	74.0	510
521 - 540	59	10,340,085	4.4	7.95	72.9	530
541 - 560	73	12,779,663	5.5	7.75	76.7	550
561 - 580	110	19,334,244	8.3	7.65	79.6	570
581 - 600	166	28,801,010	12.3	7.24	79.6	590
601 - 620	188	32,713,178	14.0	7.08	81.5	610
621 - 640	222	38,813,012	16.6	6.96	81.0	630
641 - 660	184	31,972,102	13.7	6.84	80.9	650
661 - 680	114	20,161,289	8.6	6.87	81.3	670
681 - 700	65	11,359,164	4.9	6.84	81.8	689
701 - 720	35	5,930,328	2.5	6.77	81.0	711
721 - 740	32	5,650,959	2.4	6.89	83.7	730
741 - 760	17	3,000,562	1.3	6.61	79.6	749
761 - 780	11	1,897,423	0.8	6.74	79.1	773
781 - 800	3	514,400	0.2	6.28	80.0	791
801 - 820	1	159,849	0.1	9.70	100.0	803
Total:	1,339	233,828,380	100.0	7.18	79.9	620

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 200-250K	Loans	Balance	Balance	%	%	FICO
481 - 500	2	422,414	0.2	8.38	74.3	500
501 - 520	33	7,387,228	4.1	8.37	70.1	510
521 - 540	42	9,345,373	5.2	8.15	72.7	531
541 - 560	49	11,042,916	6.1	7.82	76.2	551
561 - 580	61	13,663,502	7.6	7.74	78.3	569
581 - 600	98	21,908,466	12.1	7.20	79.9	590
601 - 620	103	22,868,153	12.7	7.10	81.1	610
621 - 640	116	25,980,016	14.4	6.96	80.1	629
641 - 660	106	23,836,636	13.2	6.73	80.9	650
661 - 680	85	19,106,264	10.6	6.76	81.4	670
681 - 700	45	9,962,740	5.5	6.65	81.7	689
701 - 720	28	6,138,699	3.4	6.71	82.0	710
721 - 740	16	3,577,831	2.0	6.60	81.8	729
741 - 760	11	2,469,623	1.4	6.61	80.0	748
761 - 780	8	1,805,390	1.0	6.40	78.5	771
781 - 800	4	886,273	0.5	6.46	73.8	789
801 - 820	1	223,595	0.1	6.52	80.0	801
Total:	808	180,625,120	100.0	7.14	79.4	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 250-300K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	287,825	0.2	8.49	80.0	500
501 - 520	23	6,222,989	3.6	8.10	74.9	510
521 - 540	24	6,491,340	3.7	8.07	73.4	531
541 - 560	34	9,277,577	5.3	7.72	77.9	551
561 - 580	44	12,037,076	6.9	7.27	77.7	572
581 - 600	72	19,817,521	11.3	7.16	79.6	591
601 - 620	92	25,244,420	14.4	6.93	80.9	609
621 - 640	79	21,628,227	12.4	6.76	80.3	631
641 - 660	96	26,399,410	15.1	6.64	80.5	649
661 - 680	76	21,043,908	12.0	6.65	80.8	670
681 - 700	38	10,415,220	6.0	6.61	79.4	691
701 - 720	29	8,001,883	4.6	6.34	80.4	710
721 - 740	12	3,256,272	1.9	6.36	81.7	730
741 - 760	9	2,450,230	1.4	7.01	85.7	749
761 - 780	7	1,893,241	1.1	6.14	79.3	771
781 - 800	1	300,000	0.2	5.75	80.0	790
Total:	637	174,767,140	100.0	6.94	79.7	627

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 300-350K	Loans	Balance	Balance	%	%	FICO
501 - 520	15	4,810,327	3.8	8.59	73.6	509
521 - 540	20	6,582,552	5.2	8.06	76.1	531
541 - 560	19	6,113,993	4.8	7.67	76.0	550
561 - 580	28	9,045,328	7.1	6.95	79.2	572
581 - 600	42	13,711,108	10.8	7.12	81.6	591
601 - 620	53	17,304,767	13.6	7.04	83.2	610
621 - 640	61	19,906,119	15.6	6.60	81.9	631
641 - 660	47	15,306,062	12.0	6.86	82.9	650
661 - 680	39	12,728,079	10.0	6.56	81.1	671
681 - 700	18	5,912,298	4.6	6.78	83.7	688
701 - 720	18	5,834,911	4.6	6.57	81.6	712
721 - 740	15	4,847,253	3.8	6.63	81.4	731
741 - 760	7	2,249,915	1.8	6.54	84.2	750
761 - 780	6	1,954,817	1.5	6.43	87.1	767
801 - 820	3	979,745	0.8	6.52	83.8	812
Total:	391	127,287,273	100.0	6.97	81.2	628

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 350-400K	Loans	Balance	Balance	%	%	FICO
501 - 520	12	4,582,590	3.7	8.57	70.8	509
521 - 540	14	5,297,507	4.2	7.62	77.4	530
541 - 560	16	6,052,929	4.8	7.20	80.7	552
561 - 580	17	6,382,053	5.1	7.10	81.3	570
581 - 600	25	9,400,330	7.5	7.16	80.6	589
601 - 620	41	15,484,233	12.4	6.86	82.1	610
621 - 640	40	14,847,914	11.9	6.86	81.6	630
641 - 660	54	20,351,386	16.2	6.80	81.1	650
661 - 680	38	14,282,623	11.4	6.69	82.5	670
681 - 700	37	13,925,080	11.1	6.57	82.1	691
701 - 720	15	5,583,465	4.5	6.30	80.2	710
721 - 740	9	3,416,053	2.7	6.23	79.8	729
741 - 760	9	3,386,432	2.7	6.47	79.7	748
761 - 780	5	1,918,951	1.5	6.71	76.7	774
781 - 800	1	356,677	0.3	6.49	75.0	788
Total:	333	125,268,222	100.0	6.89	80.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 400-450K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	422,783	0.5	9.29	75.0	500
501 - 520	3	1,236,934	1.3	7.84	76.6	512
521 - 540	6	2,534,317	2.7	8.41	76.2	531
541 - 560	8	3,446,227	3.7	7.56	83.1	555
561 - 580	9	3,766,790	4.1	7.95	83.9	570
581 - 600	20	8,542,918	9.2	6.85	81.6	589
601 - 620	20	8,449,656	9.1	6.74	79.8	612
621 - 640	35	14,972,472	16.2	7.05	83.8	629
641 - 660	36	15,259,216	16.5	6.45	79.6	652
661 - 680	26	11,053,170	12.0	6.61	82.4	670
681 - 700	16	6,823,732	7.4	6.38	81.1	689
701 - 720	15	6,385,168	6.9	6.66	80.9	707
721 - 740	9	3,890,165	4.2	6.36	81.9	731
741 - 760	9	3,930,966	4.3	6.85	79.8	752
761 - 780	3	1,304,343	1.4	6.36	79.1	770
781 - 800	1	431,200	0.5	6.25	80.0	791
Total:	217	92,450,057	100.0	6.84	81.3	644

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 450-500K	Loans	Balance	Balance	%	%	FICO
501 - 520	1	481,095	0.6	8.38	79.0	516
521 - 540	3	1,431,843	1.7	8.58	73.3	532
541 - 560	9	4,337,256	5.1	7.55	76.6	554
561 - 580	9	4,268,362	5.0	6.88	83.8	569
581 - 600	15	7,239,982	8.5	7.12	81.0	589
601 - 620	20	9,553,696	11.2	6.78	81.4	610
621 - 640	29	13,905,556	16.3	6.69	81.0	628
641 - 660	26	12,360,101	14.5	6.76	80.6	650
661 - 680	24	11,448,058	13.4	6.63	80.9	670
681 - 700	15	6,983,076	8.2	6.79	84.4	689
701 - 720	15	7,111,015	8.3	6.79	83.4	709
721 - 740	4	1,909,276	2.2	6.80	82.5	731
741 - 760	4	1,856,764	2.2	6.20	78.1	752
761 - 780	2	956,005	1.1	6.94	80.0	765
781 - 800	3	1,390,230	1.6	6.02	75.4	789
Total:	179	85,232,318	100.0	6.83	81.1	644

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 500-550K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	507,220	1.3	9.35	80.0	500
521 - 540	1	530,500	1.3	9.75	85.0	526
541 - 560	5	2,685,269	6.7	7.89	73.2	551
561 - 580	3	1,563,108	3.9	8.56	77.1	568
581 - 600	4	2,108,185	5.2	6.63	71.1	587
601 - 620	11	5,840,275	14.5	7.03	81.8	610
621 - 640	14	7,384,053	18.4	6.84	80.1	627
641 - 660	15	7,962,668	19.8	6.72	81.9	652
661 - 680	3	1,591,240	4.0	7.15	80.0	671
681 - 700	10	5,313,678	13.2	6.59	81.0	689
701 - 720	5	2,642,789	6.6	7.02	79.9	711
721 - 740	2	1,039,492	2.6	6.47	80.0	731
741 - 760	1	510,427	1.3	7.38	80.0	747
761 - 780	1	508,000	1.3	6.99	80.0	764
Total:	76	40,186,904	100.0	7.03	79.8	639

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 550-600K	Loans	Balance	Balance	%	%	FICO
501 - 520	1	551,342	1.6	8.60	80.0	510
521 - 540	1	581,978	1.7	7.63	80.0	531
561 - 580	5	2,900,845	8.6	7.11	82.8	568
581 - 600	4	2,271,921	6.7	7.44	76.8	590
601 - 620	10	5,702,842	16.9	6.54	80.7	612
621 - 640	9	5,221,099	15.5	7.05	79.9	632
641 - 660	7	4,019,853	11.9	7.08	80.8	652
661 - 680	12	6,817,128	20.2	7.13	84.4	669
681 - 700	3	1,742,024	5.2	7.22	85.2	692
701 - 720	3	1,717,432	5.1	6.85	83.3	707
721 - 740	1	560,000	1.7	6.59	80.0	731
741 - 760	2	1,110,400	3.3	6.26	82.5	745
761 - 780	1	590,447	1.7	6.70	80.0	769
Total:	59	33,787,311	100.0	7.01	81.6	641

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 600-650K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	638,374	2.5	8.20	80.0	500
521 - 540	1	648,844	2.5	6.60	72.2	527
541 - 560	1	639,612	2.5	8.50	80.0	559
561 - 580	2	1,245,986	4.8	7.46	92.5	578
581 - 600	4	2,479,734	9.6	6.66	85.0	594
601 - 620	4	2,528,365	9.8	6.98	79.8	610
621 - 640	5	3,169,391	12.3	6.78	81.6	630
641 - 660	4	2,522,349	9.8	6.86	78.5	649
661 - 680	5	3,112,427	12.0	7.00	78.6	668
681 - 700	2	1,222,990	4.7	6.45	80.0	683
701 - 720	4	2,524,573	9.8	6.81	81.3	708
721 - 740	2	1,273,250	4.9	6.72	82.5	722
741 - 760	3	1,909,504	7.4	6.89	77.5	752
761 - 780	1	639,426	2.5	6.54	77.6	778
781 - 800	1	639,200	2.5	6.94	80.0	797
801 - 820	1	640,000	2.5	6.49	80.0	803
Total:	41	25,834,026	100.0	6.91	80.8	657

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 650-700K	Loans	Balance	Balance	%	%	FICO
541 - 560	1	678,854	7.2	6.88	85.0	554
561 - 580	1	692,400	7.3	8.20	75.0	579
601 - 620	1	651,000	6.9	6.80	93.0	620
621 - 640	1	679,037	7.2	7.75	80.0	633
641 - 660	1	680,000	7.2	6.90	80.0	657
661 - 680	6	4,020,503	42.7	6.67	83.1	669
681 - 700	1	698,987	7.4	7.64	87.5	681
701 - 720	1	664,000	7.0	6.45	80.0	716
721 - 740	1	661,694	7.0	6.10	80.0	724
Total:	14	9,426,475	100.0	6.92	82.8	655

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 700-750K	Loans	Balance	Balance	%	%	FICO
481 - 500	1	734,904	4.2	7.50	80.0	500
501 - 520	2	1,482,140	8.4	7.52	79.9	510
541 - 560	1	723,095	4.1	6.15	90.0	558
561 - 580	1	746,381	4.3	7.99	90.0	564
581 - 600	2	1,493,010	8.5	7.68	68.8	589
601 - 620	3	2,213,725	12.6	6.91	81.1	613
621 - 640	7	5,084,407	29.0	6.90	81.7	635
641 - 660	1	749,384	4.3	6.99	60.5	651
661 - 680	3	2,169,560	12.4	6.58	80.0	669
681 - 700	1	722,500	4.1	5.50	85.0	699
721 - 740	2	1,437,877	8.2	7.42	77.5	732
Total:	24	17,556,983	100.0	7.01	79.7	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 750-800K	Loans	Balance	Balance	%	%	FICO
581 - 600	2	1,552,812	100.0	7.58	84.9	589
Total:	2	1,552,812	100.0	7.58	84.9	589

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 800-850K	Loans	Balance	Balance	%	%	FICO
601 - 620	1	839,324	100.0	7.09	70.0	605
Total:	1	839,324	100.0	7.09	70.0	605

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 850-900K	Loans	Balance	Balance	%	%	FICO
681 - 700	1	878,358	100.0	6.35	80.0	685
Total:	1	878,358	100.0	6.35	80.0	685

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO & Sched Bal 1 - 1.05M	Loans	Balance	Balance	%	%	FICO
701 - 720	1	1,021,275	100.0	6.63	80.0	707
Total:	1	1,021,275	100.0	6.63	80.0	707

*

Note, for second liens, CLTV is employed in this calculation.